UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (IRS Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 20, 2018, the board of directors of CF Industries Holdings, Inc., a Delaware corporation (the “Company”), amended the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”), effective immediately (i) to relax a restriction on the right of stockholders, in accordance with the Bylaws, to require the calling of a special meeting of stockholders with respect to an item other than the election or removal of directors where an identical or substantially similar item was presented at an annual or special meeting held within a specified period before the delivery of the applicable special meeting request by reducing such period from 12 months to 90 days and (ii) to modify a restriction on the right of stockholders, in accordance with the Bylaws, to require the calling of a special meeting of stockholders with respect to an item, including the election or removal of directors, where an identical or substantially similar item is included in the Company’s notice of meeting as an item of business to be brought before an annual or special meeting to be held within 120 days of the receipt by the Company of the applicable special meeting request so that it would instead apply only where an identical or substantially similar item is included in the Company’s notice of meeting as an item of business to be brought before an annual or special meeting that has been called by the time the applicable special meeting request is delivered but not yet held.

The foregoing general description of the amendment of the Bylaws is qualified in its entirety by reference to the text of the amendment, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amendment No. 1 to the Fourth Amended and Restated Bylaws of CF Industries Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary